 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 27, 2016

Amyris, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34885	55-0856151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5885 Hollis Street, Suite 100, Emeryville, CA	94608
(Address of principal executive offices)	(Zip Code)

(510) 450-0761
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On October 27, 2016, Amyris, Inc. (the “Company”) entered into a Note Purchase Agreement (the “Purchase Agreement”) with Ginkgo Bioworks, Inc. (the “Purchaser”) for the sale of $8.5 million in aggregate principal amount of secured promissory notes (the “Notes”) to the Purchaser in exchange for aggregate proceeds to the Company of $8.5 million (the “Private Placement”). The Company and the Purchaser are parties to a Collaboration Agreement, dated as of September 30, 2016, as previously reported in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on October 6, 2016, which is incorporated herein by reference. In addition, an affiliate of the Purchaser is the administrative agent and lender under the Company’s senior secured credit facility, the terms of which were previously reported in Note 5, “Debt,” to the Unaudited Financial Statements contained in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 9, 2016 and in a Current Report on Form 8-K filed by the Company with the SEC on October 12, 2016, which disclosure is incorporated herein by reference. The Notes were issued in a private placement pursuant to the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Regulation D promulgated under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements under the Securities Act. The Private Placement closed on October 27, 2016.

The Notes are secured by a second priority lien on the assets securing the Company’s obligations under its senior secured credit facility, and are subordinate to the Company’s obligations under its senior secured credit facility pursuant to a Subordination Agreement, dated as of October 27, 2016, by and among the Company, the Purchaser and the administrative agent under the Company’s senior secured credit facility. Interest will accrue on the Notes from and including October 27, 2016 at a rate of 13.50% per annum and is payable in full on May 15, 2017, the maturity date of the Notes, unless the Notes are prepaid in accordance with their terms prior to such date. The Purchase Agreement and the Notes contain customary terms, provisions, representations and warranties, including certain events of default after which the Notes may be due and payable immediately, as set forth in the Notes.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information contained in Item 1.01 above is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYRIS, INC.

Date: November 2, 2016	By:	/s/ Raffi Asadorian
Raffi Asadorian
Chief Financial Officer